CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the Annual Report of J & J Snack Foods Corp. (the "Company") on Form 10-K for the year ended September 28, 2002 filed with the Securities and Exchange Commission (the "Report"), I, Dennis G. Moore, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.


      Dated:  December 18, 2002



                                    /s/ Dennis G. Moore
                                    Dennis G. Moore
                                    Chief Financial Officer


         This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and has not been filed as part of the Report or as a separate disclosure document.











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                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the Annual Report of J & J Snack Foods Corp. (the "Company") on Form 10-K for the year ended September 28, 2002 filed with the Securities and Exchange Commission (the "Report"), I, Gerald B. Shreiber, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.


      Dated:  December 18, 2002



                                    /s/ Gerald B. Shreiber
                                    Gerald B. Shreiber
                                    Chief Executive Officer

           This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and has not been filed as part of the Report or as a separate disclosure document.











                                   29